Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FIRST TRUST TCW SECURITIZED PLUS ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and

Statement of additional information

October 20, 2023

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, Peter Van Gelderen is a member of the Fund’s portfolio management team beginning on or about October 2, 2023.

Peter Van Gelderen is a Specialist Portfolio Manager in TCW’s Fixed Income group and is Co-Head of Global Securitized. Most recently, he was Senior Portfolio Manager and Head of Securitized Markets at American Century Investments, where he was responsible for all Core, Core Plus, Income and Government mortgage funds and ETFs. Within Securitized Markets, he oversaw a broad range of products across credit sub-sectors. Previously, Mr. Van Gelderen was Co-Head of Guggenheim Partners’ $38 billion Structured Credit investment desk for eight years, where he guided investment strategy and oversaw investment sourcing, analysis, and trade execution. Prior to that, he also served as a Senior Trader and Portfolio Manager for Structured Products at Stark Investments and Vice President of Whole Loan Transaction Management at Countrywide Securities Corporation. He started his career with Thelen Reid & Priest LLP where he was an Associate for the Business and Finance Department. Mr. Van Gelderen holds a BA in English from Duke University and a JD from Georgetown University Law Center.

As of September 30, 2023, Peter Van Gelderen managed the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in Thousands)	Other Accounts Number of Accounts ($ Assets in Thousands)	Registered Investment Companies With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Accounts With Performance Fees Number of Accounts ($ Assets in Thousands)
Peter Van Gelderen	NA	NA	NA	NA	NA	NA

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS and
statement of additional information FOR FUTURE REFERENCE